GPU Solutions Universal I/O Double-Sided Datacenter Optimized Twin Architecture SuperBlade ® Storage 4th Quarter Fiscal 2011 Earnings Conference Presentation August 2, 2011 Exhibit 99.2

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Safe Harbor Statement
This presentation contains forward-looking statements within the meaning of Section 27A of the
Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as
amended. These forward-looking statements may relate, among other things,  to our expected financial and operating results, our ability to build and grow Supermicro, the benefit of our products and our ability to achieve our goals, plans and objectives.
Such forward-looking statements do not constitute guarantees of future performance and are subject to a variety of risks and uncertainties that could cause our actual results to differ materially from those anticipated. These include, but are not limited to: our dependence on continued growth in the markets for X86 based servers, blade servers and embedded applications, increased competition, difficulties of predicting timing of new product introductions, customer acceptance of new products, difficulties in establishing and maintaining successful relationships with our distributors and vendors, shortages or price fluctuations in our supply chain, our ability to protect our intellectual property rights, our ability to control the rate of expansion domestically and internationally, difficulty managing rapid growth and general political, economic and market conditions and events.
For a further list and description of risks and uncertainties, see the reports filed by Supermicro with the Securities and Exchange Commission. Supermicro disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Supplemental information, condensed balance sheets and statements of operations follow.
All monetary amounts are stated in U.S. dollars.

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Non-GAAP Financial Measures
Non-GAAP gross margin in this presentation excludes stock-based compensation expense and accrued customs fee for prior periods. Non-GAAP net income and net income per share in this presentation exclude stock-based compensation expense, accrued customs fee for prior periods, a provision for litigation costs and the related tax effect of the applicable items. Management presents non-GAAP financial measures because it considers them to be important supplemental measures of performance. Management uses the non-GAAP financial measures for planning purposes, including analysis of the Company's performance against prior periods, the preparation of operating budgets and to determine appropriate levels of operating and capital investments.
Management also believes that non-GAAP financial measures provide additional insight for analysts and investors in evaluating the Company's financial and operational performance. However, these non-GAAP financial measures have limitations as an analytical tool, and are not intended to be an alternative to financial measures prepared in accordance with GAAP.
Pursuant to the requirements of SEC Regulation G, detailed reconciliations between the Company's
GAAP and non-GAAP financial results is provided at the end of the press release that was issued announcing the Company’s operating and financial results for the quarter ended June 30, 2011. In addition, a reconciliation from GAAP to non-GAAP results is contained in the financial summary attached to today’s presentation and is available in the Investor Relations section of our website at
www.supermicro.com in the Events and Presentations section. Investors are advised to carefully review and consider this information as well as the GAAP financial results that are disclosed in the
Company's SEC filings.

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4 Q4’FY2011 Non-GAAP Financial Highlights (in millions, except per share data) Q4'11 YoY Sequential Revenue $260.3 29.1% 11.1% Profit after Tax $13.0 43.1% 5.9% EPS $0.29 38.1% 4.0% Change

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Summary of Results
Revenue was $260 million and 29% higher than last year
Project based systems revenues were up again to 40% with
sales to OEM and direct customers reaching 49%
Internet datacenter sales were 16% of revenue
Storage, Blades and GPU revenue were up sequentially
and grew significantly year over year
Sales in the United States increased sequentially to 63%,
while Asia remained strong and Europe was weaker
Component pricing, especially memory, weakened margins
Investment continued to update technology for the launch
of newer processors
Significant progress made on our facility in Taiwan

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Leading Application Optimized Solutions
Sandy Bridge / Romley Solutions in Sample
Twin Architecture
2U Twin (6x 3.5” HDD or 12x 2.5” HDD per node)
1U Twin, 2U Twin², 2U Twin³ (8 nodes in 2U)
Fat Twin Architecture coming soon (418, 424, 442, 414)
SuperBlade™ - GPU Blade and TwinBlade™
GPU blade (20GPUs in 7U, most dense in the industry)
20/28 DP nodes in 7U, support 40Gb/s Infiniband or 10G
Ethernet connectivity
GPU optimized product lines (1U, 2U and 4U)
1U, 2U New High Density GPU product line
Extreme performance for calculation-intensive applications
IPC and Embedded Applications
Many design wins with compact form factor solutions
Atom and Core-based low power server: fan-less / long life
cycle, for embedded and server appliances
Workstation and High-end Desktop Solutions
Optimized for Sandy Bridge UP/ Near-silent in operation (21dB)
Twin Architectures
TwinBlade™
Industrial Solution
GPU Blade
GPU-optimized
Workstation

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Front
Back
Super-SBB
Double-Sided Storage
1U / 4-way
5U / 8-way
SuperRack
MicroCloud
Leading Application Optimized Solutions
High Efficiency Power
HPC/Enterprise 8-way/4-way Systems
8-way 5U high-end high-margin solution – 80 cores and 2TB
Nehalem-EX MP and G34 MP system in 1U/2U/4U
Storage Product Lines
Double-Sided, Super SBB product line with software solutions
Hadoop / HPCC
SuperRack™
Double side access, cable management, water cooling
Switch Products: 10GbE, IB, FCoE
10GbE onboard and 10GbE standalone switch
FCoE solution coming soon
MicroCloud™
Optimized for IaaS
Power Subsystems
High efficiency (94%+), digital switching, battery backup
Software Opportunities
Remote management, power management
HPC/DC management toolset (DCM & SSM)
Window OS Integration/Bundle

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$202
$207
$241
$234
$260
Q4'10
Q1'11
Q2'11
Q3'11
Q4'11

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8 Revenue Trend Y/Y 63.4% 39.5% 32.3% 23.8% 29.1% Seq. 6.5% 2.7% 16.2% -2.7% 11.1% $’s millions 250 200 150 100 50 0 300

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Supermicro Subsystems/System Revenue
$'s millions
$300
$250
$200
$150
$100
$50
$-
$65
$137
$74
$133
$98
$143
$74
$160
$105
$155
Q4'10
Q1'11
Q2'11
Q3'11
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9 Revenue Analysis

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17.0%
14.0%
15.4%
16.0%
16.8%
16.2%
15.5%
Q4'10
Q1'11
Q2'11
Q3'11
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10 Non-GAAP Gross Margins

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Gross Profit
$'s millions
$50.0
$40.0
$30.0
$20.0
$10.0
$-
$31.1
$33.2
$40.4
$38.1
$40.5
Q4'10
Q1'11
Q2'11
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11 Non-GAAP Gross Profit

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Summary P&L non-GAAP
(in millions, except per share data)
Q4'11 YoY Sequential Q4'10 Q3'11
Operating Expense $22.7 $4.7 $1.9 $18.0 $20.8
Operating Expense Ratio 8.7% -0.2% -0.2% 8.9% 8.9%
Operating Income $17.7 $4.7 $0.5 $13.1 $17.2
Net Income $13.0 $3.9 $0.7 $9.1 $12.3
EPS $0.29 $0.08 $0.01 $0.21 $0.28
Diluted Common Share Count 44.9 43.7 44.0
Effective Quarterly
Tax Rate 26.0% 30.2% 28.3%
Change

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Q4 FY2011 YTD Summary Statement of Cash Flows
($’s millions)
12 Months Ended 12 Months Ended
30-Jun-11 30-Jun-10
Net Income $40.2 $26.9
Depreciation and amortization $5.5 $4.6
Stock comp expense (FAS 123R) $8.1 $6.5
Other reserves $9.6 $2.9
Net change in AR, Inventory, AP -$62.7 -$59.7
Other prepaids and liabilities $7.8 $16.6
Cash flow from operations $8.5 -$2.2
Capital expenditures -$25.4 -$22.2
Free cash flow -$16.9 -$24.4
Net cash  - investing activities $0.6 $10.4
Net cash - financing activities $13.6 $16.3
Net change in cash  -$2.7 $2.3

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Q4 FY 2011 Summary of Balance Sheet Metrics
($’s millions)
Q4'11 Q3'11 Change
Cash Equivalents & Investments 75.2 $         73.5 $    1.7 $
Accounts Receivable 85.0 $         79.8 $    5.2 $
Inventory 192.7 $       205.6 $  (12.9) $
Accounts Payable 113.3 $       128.5 $  (15.2) $
DSO 29 31 -2
DIO 83 92 -9
DPO 51 64 -13
Cash Cycle Days 61 59 2

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15 Supplemental Financials Fourth Quarter Fiscal 2011 Ended June 30, 2011

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Non-GAAP Financial Summary
(in millions, except per share data)
Q4'11 Q3'11 Q4'10
Net Sales 260.3 $     234.3 $    201.7 $
Non-GAAP Gross Margin 15.5% 16.2% 15.4%
Non-GAAP Operating Expenses 22.7 $       20.8 $      18.0 $
Non-GAAP Operating Income 17.7 $       17.2 $      13.1 $
Non-GAAP Net Income 13.0 $       12.3 $      9.1 $
Non-GAAP Net Income per share 0.29 $       0.28 $      0.21 $
Fully diluted shares for calculation 44.9 44.0 43.7

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Prior Period Net Income Comparisons
(in millions, except per share data)
Q4'11 Q3'11 Q4'10
Net Income (GAAP) 10.7 $       10.7 $      7.7 $
FAS123R & Other Unusual Expense (tax affected) 2.3 $         1.6 $        1.4 $
Net Income (Non-GAAP) 13.0 $       12.3 $      9.1 $
Diluted Net Income per common share (GAAP) 0.24 $       0.25 $      0.18 $
FAS123R & Other Unusual Expense (tax affected) 0.05 $       0.03 $      0.03 $
Diluted Net Income per share (Non-GAAP) 0.29 $       0.28 $      0.21 $
Shares used in diluted EPS calculation 44.9 44.0 43.7

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Q4 FY 2011 GAAP to Non-GAAP Reconciliation
(in millions, except per share data)
FAS123R & Q4'11
Q4'11 GAAP Other Unusual Non-GAAP
Results Expenses Results
Net Sales 260.3 $          - $                  260.3 $
Cost of Sales 220.3 $          0.4 $                  219.9 $
Gross Profit 40.0 $            0.4 $                  40.5 $
Operating Expense 25.4 $            2.7 $                  22.7 $
Operating Income 14.6 $            3.1 $                  17.7 $
Interest, net (0.2) $             - $                  (0.2) $
Income Before Tax 14.4 $            3.1 $                  17.5 $
Income Tax 3.7 $              0.9 $                  4.6 $
Net Income 10.7 $            2.3 $                  13.0 $
Diluted Net Income per share 0.24 $            0.05 $                0.29 $
Diluted shares used in GAAP and
Non-GAAP per share calculation 43.7 44.9 44.9

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Q3 FY 2011 GAAP to Non-GAAP Reconciliation
(in millions, except per share data)
FAS123R & Q3'11
Q3'11 GAAP Other Unusual Non-GAAP
Results Expenses Results
Net Sales 234.3 $          - $                  234.3 $
Cost of Sales 196.4 $          0.2 $                    196.2 $
Gross Profit 37.9 $            0.2 $                    38.1 $
Operating Expense 22.7 $            1.9 $                    20.8 $
Operating Income 15.2 $            2.1 $                    17.2 $
Interest, net (0.1) $             - $                  (0.1) $
Income Before Tax 15.0 $            2.1 $                    17.1 $
Income Tax 4.3 $               0.5 $                    4.8 $
Net Income 10.7 $            1.6 $                    12.3 $
Diluted Net Income per share 0.25 $            0.03 $                0.28 $
Diluted shares used in GAAP and
Non-GAAP per share calculation 42.9 44.0 44.0

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Q2 FY 2011 GAAP to Non-GAAP Reconciliation
(in millions, except per share data)
FAS123R & Q2'11
Q2'11 GAAP Other Unusual Non-GAAP
Results Expenses Results
Net Sales 240.8 $           - $                  240.8 $
Cost of Sales 200.6 $           0.2 $                  200.5 $
Gross Profit 40.2 $             0.2 $                  40.4 $
Operating Expense 23.3 $             1.7 $                  21.6 $
Operating Income 16.9 $             1.8 $                  18.8 $
Interest, net (0.2) $             - $                  (0.2) $
Income Before Tax 16.8 $             1.8 $                  18.6 $
Income Tax 5.2 $               (0.1) $                 5.3 $
Net Income 11.6 $             1.8 $                  13.3 $
Diluted Net Income per share 0.27 $             0.04 $                0.31 $
Diluted shares used in GAAP and
Non-GAAP per share calculation 41.6 42.7 42.7

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Q1 FY 2011 GAAP to Non-GAAP Reconciliation
(in millions, except per share data)
FAS123R & Q1'11
Q1'11 GAAP Other Unusual Non-GAAP
Results Expenses Results
Net Sales 207.2 $          - $                  207.2 $
Cost of Sales 174.1 $          0.2 $                    173.9 $
Gross Profit 33.0 $            0.2 $                    33.2 $
Operating Expense 21.0 $            2.4 $                    18.7 $
Operating Income 12.0 $            2.6 $                    14.6 $
Interest, net (0.1) $             - $                  (0.1) $
Income Before Tax 11.9 $            2.6 $                    14.4 $
Income Tax 4.7 $               (0.5) $                 5.2 $
Net Income 7.2 $               2.1 $                    9.3 $
Diluted Net Income per share 0.17 $            0.05 $                0.22 $
Diluted shares used in GAAP and
Non-GAAP per share calculation 41.4 42.7 42.7

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Q4 FY 2010 GAAP to Non-GAAP Reconciliation
(in millions, except per share data)
FAS123R & Q4'10
Q4'10 GAAP Other Unusual Non-GAAP
Results Expenses Results
Net Sales 201.7 $          - $                  201.7 $
Cost of Sales 170.8 $          0.2 $                    170.6 $
Gross Profit 30.9 $            0.2 $                    31.1 $
Operating Expense 19.5 $            1.5 $                    18.0 $
Operating Income 11.4 $            1.7 $                    13.1 $
Interest, net (0.1) $             - $                  (0.1) $
Income Before Tax 11.3 $            1.7 $                    13.0 $
Income Tax 3.6 $               (0.3) $                 3.9 $
Net Income 7.7 $               1.4 $                    9.1 $
Diluted Net Income per share 0.18 $            0.03 $                0.21 $
Diluted shares used in GAAP and
Non-GAAP per share calculation 42.2 43.7 43.7